UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

WEAVE COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your **Vote** Counts!

WEAVE COMMUNICATIONS, INC.

2024 Annual Meeting
Vote by May 21, 2024
11:59 PM ET

WEAVE COMMUNICATIONS, INC.
1331 W. POWELL WAY
LEHI, UT 84043

V40421-P09674

You invested in WEAVE COMMUNICATIONS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 22, 2024
10:00 a.m. Eastern Time

1331 W. Powell Way
Lehi, Utah 84043

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Stuart C. Harvey, Jr. 02) Brett White	For
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Weave Communication, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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